Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of intangible assets and goodwill [text block] [Abstract]
Intangible assets and goodwill

15. Intangible assets and goodwill

	Domain names	Development costs and software	Customer relationships	Brand	Goodwill	Total
	£’000	£’000	£’000	£’000	£’000	£’000
Cost
At December 31, 2019	20	3,244	-	-	-	3,264
Additions	31	1,858	-	-	-	1,889
Acquisition of a subsidiary	-	251	-	-	22,693	22,944
At December 31, 2020	51	5,353	-	-	22,693	28,097
Additions	22	14,237	-		-	14,259
Acquisition of subsidiaries	-	36,588	21,109	2,746	196,147	256,590
At December 31, 2021	73	56,178	21,109	2,746	218,840	298,946

Accumulated amortization
At December 31, 2019	(4)	(72)	-	-	-	(76)
Charge for the year	(5)	(1,356)	-	-	-	(1,361)
At December 31, 2020	(9)	(1,428)	-	-	-	(1,437)
Charge for the year	(25)	(6,622)	(21,109)	(2,746)	-	(30,502)
Impairment loss	-	(5,493)	-	-	-	(5,493)
At December 31, 2021	(34)	(13,543)	(21,109)	(2,746)	-	(37,432)

Net book value
At December 31, 2021	39	42,635	-	-	218,840	261,514
At December 31, 2020	42	3,925	-	-	22,693	26,660
At December 31, 2019	16	3,172	-	-	-	3,188

Impairment testing

For the purposes of impairment testing, intangible assets and goodwill have been allocated to the Group’s CGUs as below.

	At December 31 2021	At December 31 2020	At December 31 2019
	£’000	£’000	£’000
Intangible assets
UK	32,696	3,967	3,188
Europe	5,096	-	-
Cazana	4,304	-	-
Swipcar	578	-	-
	42,674	3,967	3,188

Goodwill
UK	136,833	22,693	-
Europe	82,007	-	-
Cazana	-	-	-
Swipcar	-	-	-
	218,840	22,693	-

The Group performed its annual impairment test in December 2021 which considered both qualitative and quantitative factors.

UK

The recoverable amount of the UK CGU of £1,658.6 million as at December 31, 2021 has been determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a seven-year period. The pre-tax discount rate applied to cash flow projections is 15.7% and cash flows beyond the seven-year period are extrapolated using a 2.0% growth rate. As a result of the analysis, there is headroom of £1,004.7 million and management did not identify an impairment for this CGU.

Europe

The recoverable amount of the Europe CGU of £300.1 million as at December 31, 2021 has been determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a nine-year period. The pre-tax discount rate applied to cash flow projections is 22.0% and cash flows beyond the nine-year period are extrapolated using a 2.0% growth rate. As a result of the analysis, there is headroom of £106.5 million and management did not identify an impairment for this CGU.

Cazana

The recoverable amount of the Cazana CGU of £4.6 million as at December 31, 2021 has been determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a seven-year period. The pre-tax discount rate applied to cash flow projections is 23.3% and cash flows beyond the seven-year period are extrapolated using a 2.0% growth rate. As a result of this analysis, management has recognized an impairment charge of £5.5 million in the current year against intangible assets. This reflects a shift to increasing the provision of data services to internal stakeholders and away from external customers. The impairment charge is recorded within administrative expenses in the statement of profit or loss.

Swipcar

The recoverable amount of the Swipcar CGU of £25.8 million as at December 31, 2021 has been determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a nine-year period. The pre-tax discount rate applied to cash flow projections is 19.6% and cash flows beyond the nine-year period are extrapolated using a 2.0% growth rate. As a result of the analysis, there is headroom of £21.0 million and management did not identify an impairment for this CGU.

For value in use calculations, cash flows are typically forecast for a five-year period. Management has used a longer period of seven years for the UK and Cazana CGUs and nine years for the EU and Swipcar CGUs to better reflect the medium-term growth expectations for these CGUs.

Key assumptions and sensitivity analysis

The key assumptions used in the estimation of the recoverable amount are set out below.

Discount rates

The discount rate calculation is based on the specific circumstances of the Group and its CGUs and is derived from its weighted average cost of capital (WACC). A rise in the pre-tax discount rate above 26.8% (i.e. +11.1%) in the UK CGU would result in impairment. A rise in the pre-tax discount rate above 24.9% (i.e. +2.9%) in the EU CGU would result in impairment. A rise in the pre-tax discount rate above 30.6% (i.e. +11.0%) in the Swipcar CGU would result in impairment. A rise in the pre-tax discount rate to 24.3% (i.e. +1.0%) in the Cazana CGU would result in an additional impairment charge of £0.2 million.

Gross margins

Gross margins increase over the budget period to reflect anticipated efficiency improvements. A decrease in the gross margin by 1.0% in the UK CGU, EU CGU and Swipcar CGU would reduce the headroom but not result in impairment. Any decrease in the gross margin in the Cazana CGU would result in further impairment.

Terminal growth rate

The terminal growth rate is used to extrapolate cash flows beyond the forecast period. A decrease in the terminal growth rate by 1.0% in the UK CGU, EU CGU and Swipcar CGU would reduce the headroom but not result in impairment. Any decrease in the terminal growth rate in the Cazana CGU would result in further impairment.